                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                SCHEDULE PRE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[_]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                             MIV THERAPEUTICS, INC.
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

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                            [MIV THERAPEUTICS LOGO]

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               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

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THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD FOR DIRECTORS OF MIV
THERAPEUTICS INC., A NEVADA CORPORATION (THE "COMPANY" OR "MIVT"), FOR USE AT THE COMPANY'S 2008 ANNUAL MEETING OF SHAREHOLDERS (THE "ANNUAL MEETING") TO BE HELD ON MONDAY, APRIL 14, 2008, AT 10:00 A.M., LOCAL TIME, OR AT ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF, FOR THE PURPOSES SET FORTH HEREIN AND IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF SHAREHOLDERS. THE ANNUAL MEETING WILL BE HELD AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY AT UNIT 1, 8765 ASH STREET, VANCOUVER, BC, V6P 6T3. THE COMPANY'S TELEPHONE NUMBER IS (604) 301-9545.

             QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

WHY AM I RECEIVING THESE MATERIALS?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of MIV Therapeutics, Inc. is soliciting your proxy to vote at the 2008 Annual Meeting of Stockholders. You are invited to attend the Annual Meeting, and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

We have mailed this proxy statement and accompanying proxy card on or about March 13, 2008 to all stockholders of record entitled to vote at the Annual Meeting. Our Annual Report on Form 10-K for the fiscal year ended May 31, 2007, including financial statements, is included in this mailing. Such reports and financial statements are not a part of this proxy statement except as specifically incorporated herein.

WHO CAN VOTE AT THE ANNUAL MEETING?

Only stockholders of record at the close of business on February 15, 2008 will be entitled to vote at the Annual Meeting. On this record date, there were 114,809,004 shares of common stock outstanding and entitled to vote.

STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME

If on February 15, 2008 your shares were registered directly in your name with MIVT's transfer agent, Interwest Transfer Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

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BENEFICIAL OWNER: SHARES REGISTERED IN THE NAME OF A BROKER OR BANK

If on February 15, 2008 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. AS A BENEFICIAL OWNER, YOU HAVE THE RIGHT TO DIRECT YOUR BROKER OR OTHER AGENT ON HOW TO VOTE THE SHARES IN YOUR ACCOUNT. IF YOU DO NOT DIRECT YOUR BROKER HOW TO VOTE YOUR SHARES, YOUR SHARES WILL NOT BE COUNTED, THEREFORE IT IS IMPERATIVE THAT YOU FILL IN AND RETURN YOUR PROXY. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

WHAT AM I VOTING ON?

There are four matters scheduled for a vote:

1.   Election of three (3) Directors;

2. Ratification of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending May 31, 2008;

3. Approval of an amendment to the Company's Articles of Incorporation, as amended, increasing the authorized capital stock of the Company; and

4.   Approval of the Company's 2008 Equity Incentive Plan.

HOW DO I VOTE?

You may either vote "For" all the nominees to the Board of Directors or you may abstain from voting for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting.

STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

o To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

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o        To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

BENEFICIAL OWNER: SHARES REGISTERED IN THE NAME OF A BROKER OR BANK

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from MIVT. Simply complete and mail the proxy card to ensure that your vote is counted. IF YOU DO NOT COMPLETE AND MAIL THE PROXY CARD, YOUR VOTE WILL NOT BE COUNTED AND THE COMPANY'S PROPOSALS MAY NOT PASS. FAILURE OF THE COMPANY TO ACHIEVE SHAREHOLDER APPROVAL OF PROPOSAL 3 MAY RESULT IN AN INABILITY OF THE COMPANY TO CONTINUE FINANCING OPERATIONS. BENEFICIAL OWNERS ARE STRONGLY URGED TO COMPLETE AND RETURN THEIR PROXY CARDS.

A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers the means to grant proxies to vote shares by means of the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP Investor Communications Services program, you may grant a proxy to vote those shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or via the Internet at ADP Investor Communication Services' web site at (www.proxyvote.com). To vote in person at the meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

HOW MANY VOTES DO I HAVE?

On each matter to be voted upon, you have one vote for each share of common stock you own as of February 15, 2008.

WHAT IF I RETURN A PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES?

If no contrary instructions are given, each proxy received will be voted:

o        "FOR" the nominees for the Board of Directors;
o "FOR" the ratification of Ernst & Young, LLP as our independent registered public accounting firm for our fiscal year ending May 31, 2008;
o "FOR" approval of the amendment to the Company's Articles of Incorporation to change the number of authorized shares of common stock;

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o        "FOR" the adoption of the 2008 Equity Incentive Plan, and,
o At the proxy holder's discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting).

WHO IS PAYING FOR THIS PROXY SOLICITATION?

We will pay for the entire cost of soliciting proxies. In this regard, the Company has engaged Regan & Associates, Inc. for a fee of approximately $22,500 to assist in the solicitation of proxies. In addition to the use of Regan & Associates and mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

o        You may submit another properly completed proxy card with a later date.

o You may send a written notice that you are revoking your proxy to MIVT's Secretary at Unit 1, 8765 Ash Street, Vancouver, BC, V6P 6T3.

o You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

HOW ARE VOTES COUNTED?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and (with respect to proposals other than the election of directors) "Against" votes, abstentions and broker non-votes.

QUORUM, ABSTENTIONS, AND BROKER NON-VOTES

A majority of the shares of common stock outstanding on the Record Date and entitled to vote must be present, in person or represented by proxy, to constitute the required quorum for the transaction of business at the Annual Meeting. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast (the "Votes Cast") with respect to such matter.

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A plurality of the votes duly cast is required for the election of directors. A plurality of the votes duly cast means that only affirmative votes will affect the outcome of the election. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of auditors and approval of the 2008 Equity Incentive Plan. An affirmative vote of the majority of shareholders entitled to vote is required to approve the amendment to the Company's articles of incorporation. It is important that all shareholders complete and return their proxies as soon as possible.

Both abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Further neither abstentions nor broker non-votes shall be counted as shares "represented and voting" with respect to a particular matter for purposes of determining the total number of Votes Cast with respect to such matter. Accordingly, abstentions and broker non-votes will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter, except with regards to Proposal Number 3 in which case an abstention or broker non-vote will have the effect of a no vote.

A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. With respect to the proposals submitted to our shareholders for voting pursuant to this proxy solicitation, nominees will not have discretionary voting power with respect to Proposal 3 and will consequently be unable to vote shares held by beneficial owners who do not give voting instructions to nominees with respect to that proposal.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Nominees

Three nominees have been selected for election to MIVT's Board of Directors at the Annual Meeting. During the year, the Board of Directors consisted of five members; however, in December 2007, Dr. Dov Shimon resigned and Dr. Daniel Savard has decided not to seek re-election. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the three nominees named below (Alan Lindsay, Dr. Mark Landy and Patrick McGowan). In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until his or her successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a director.

The name of and certain information regarding each nominee is set forth below.


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NAME OF NOMINEE      AGE    POSITION                            DIRECTOR SINCE

Alan Lindsay         57     Chairman of the Board               October, 2001

Dr. Mark Landy       40     President, CEO, Director            April, 2006

Patrick McGowan      68     Secretary, CFO, Executive Vice      November, 2001
                              President and Director

Each of the nominees has been engaged in his principal occupation described below during the past five years. There are no family relationships among the directors or executive officers of the Company.

ALAN P. LINDSAY, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

Alan P. Lindsay has been MIVT's Chairman and CEO since October 2001 and its President until 2006 with the recent appointment of Dr. Landy as CEO in January, 2008. Mr. Lindsay has extensive experience in building companies and taking them public on recognized stock exchanges. Before coming to MIVT, Mr. Lindsay was the Chairman, President and CEO of Azco Mining, Inc., a base metals exploration company he co-founded and took public on the Toronto and AMEX exchanges. Mr. Lindsay served as Azco Mining, Inc.'s CEO and President from 1991 to 1994, its Chairman and CEO from 1994 to 1997 and its President, Chairman and CEO from 1997 to 2000. Azco Mining, Inc. was listed on the Toronto Stock Exchange in 1993 and on AMEX in 1994.

Mr. Lindsay also serves as Chairman of the Board of TapImmune, Inc., a company he co-founded 1999 and assisted with its financing. TapImmune's shares of common stock are registered under the Securities Exchange Act of 1934 and it currently trades under the stock symbol "TPIM" on the OTCBB. TapImmune, Inc. is a product-focused biotechnology company specializing in the application of the latest discoveries in cellular immunology and cancer biology to the development of proprietary therapeutics aimed at the treatment and eradication of cancer and therapies for infectious diseases, autoimmune disorders and transplant tissue rejection.

Prior to becoming an entrepreneur, Mr. Lindsay was responsible for building a significant business and marketing organization in Vancouver, Canada, for Manulife Financial, a major international financial services corporation.

DR. I. MARK LANDY, DIRECTOR AND PRESIDENT

Dr. Landy has been MIVT's President since April 2006 and CEO since January 8, 2008 replacing Mr. Lindsay who served as President until April 2006 and CEO until January 8, 2008. Pursuant to Dr. Landy's employment contract, he serves as a director and President and CEO of the Company. Dr. Landy's mission is to strengthen the Company's internal procedures and move its technologies to market. He is a recognized medical device analyst and industry authority who brings a wealth of industry and physician relationships to the Company that will be used to raise the Company's corporate profile, to optimize and accelerate the development of the Company's key strategic partnerships and to assist the Company in bringing to market its technologies.


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Dr. Landy most recently distinguished himself as the Senior Research Analyst of
Medical Supplies and Devices at the Susquehanna Research Group where he was voted the firm's top-ranked healthcare analyst by institutional clients in both 2004 and 2005. He has made frequent appearances on CNBC, Reuters, Dow Jones, Bloomberg, The Wall Street Journal and Business Week, among other outlets. From 2001 to 2004 Dr. Landy was the Senior Medical Device Analyst at Leerink Swann and Company.

Dr. Landy holds a degree in business from the Wharton School of Business at the University of Pennsylvania, and also holds the degree equivalent of Doctor of Dental Surgery from the University of Witwatersrand, in Johannesburg, South Africa. He spent three years in London, U.K., in private practice focusing on post-traumatic facial reconstructive surgery, and he has had articles published in both business and health care journals.

PATRICK A. MCGOWAN, DIRECTOR, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER, AND SECRETARY

Patrick A. McGowan since 2001 serves as Executive Vice President and Chief Financial Officer and has experience in assisting public companies with financing, regulatory filings, administration and business plans. Mr. McGowan's duties include working with attorneys, auditors and financial institutions and overseeing the day-to-day business operations of the Company. From September 1997 to the time Mr. McGowan joined MIVT, he served as CEO of American Petro-Hunter, Inc., an oil exploration company with duties including reviewing business proposals, writing business plans and approving corporate filings. Mr. McGowan was also responsible for all legal matters and functional areas of business for American Petro-Hunter including administration, accounting, contract negotiations, banking, writing press releases and overseeing regulatory filings. American Petro-Hunter's common shares are registered under the Securities Exchange Act of 1934 and are currently quoted on the OTCBB under the symbol AAPH.

Mr. McGowan obtained his Masters of Business Administration from the University of Western Ontario, and his Bachelors of Science from the University of Oregon.


Vote Required and Recommended of the Board of Directors

The three nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected as directors. There is no cumulative voting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.


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

                                 PROPOSAL NO. 2
  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Ernst & Young LLP, to audit the consolidated financial statements of the Company for the fiscal year ended May 31, 2008 and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

Ernst & Young LLP has audited the Company's financial statements for the fiscal year ended May 31, 2007. An Ernst & Young representative may be present at the Annual Meeting, and if in attendance, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The Company engaged Ernst & Young LLP as its principal independent registered public accounting firm effective June 1, 2007. Concurrent with this appointment, we terminated the client-auditor relationship with Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants ("DMCL") effective June 1, 2007. The decision to change its principal independent registered public accounting firm was approved by the Company's Board of Directors.

The report of DMCL on the Company's consolidated financial statements for the fiscal year ended May 31, 2006 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern. During the Company's fiscal year ended May 31, 2006 and the subsequent period through to the date of DMCL's dismissal, there were no disagreements between the Company and DMCL, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of DMCL, would have caused DMCL to make reference thereto in their report on the Company's audited consolidated financial statements.

In connection with the audit of the fiscal year ended May 31, 2006 and through the subsequent interim period preceding the change, there have been no reportable events as defined in paragraphs (a)(1)(iv)(A) through (D) of Item 304 of Regulation S-B.

In connection with the Company reaching the decision of appointing Ernst & Young LLP as the Company's principal registered accounting firm at this time, the Company did not consult with Ernst & Young LLP on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's financial statements.

As previously disclosed in the Company's Current Report on Form 8-K filed on June 7, 2006 (as amended pursuant to the Company's Current Report no Form 8-K/A filed on June 20, 2007), the Company previously engaged DMCL as its principal independent registered public accounting firm on June 6, 2006, prior to which Ernst & Young LLP served as the Company's principal independent registered accounting firm. On June 6, 2006, our Board of Directors approved the engagement of Dale Matheson Carr-Hilton LaBonte, Chartered Accountants, of Suite 1500 - 1140 West Pender Street, Vancouver, B.C., Canada, V6E 4G1, as our principal independent accountant, and dismissed Ernst & Young LLP, Chartered Accountants, as principal independent accountants.

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Ernst & Young LLP's report on the Company's consolidated financial statements for the fiscal year ended May 31, 2005 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as indicated in the following paragraph.

Ernst & Young LLP's report on the consolidated financial statements of the Company for the fiscal year ended May 31, 2005 contained an explanatory paragraph with respect to the restatement of certain information and regarding uncertainty as to the Company's ability to continue as a going concern. In connection with the audit of the fiscal year ended May 31, 2005 and for any subsequent interim period preceding the change, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the financial statements for such year.

In connection with the audit of the fiscal year ended May 31, 2005 and through the subsequent interim period preceding the change, there have been no reportable events as defined in paragraphs (a)(1)(iv)(A) through (D) of Item 304 of Regulation S-B.

At the time of our decision to replace Ernst & Young LLP with DMCL, we had not consulted DMCL on the application of accounting principles to a specific completed or contemplated transaction, or on the type of audit opinion that might be rendered on our financial statements, and neither written nor oral advice was then provided by DMCL that was an important factor considered by our company in reaching any decision as to accounting, auditing or financial reporting issues.

FEES PAID TO ACCOUNTANTS FOR SERVICES RENDERED DURING FISCAL YEAR 2007 AND 2006

For the year ended May 31, 2007, Ernst & Young LLP was engaged by us to provide audit services. For the year ended May 31, 2006, Dale Matheson Carr-Hilton LaBonte, Chartered Accountants, was engaged by us to provide audit and tax services. The following fees were paid for services provided by Ernst & Young LLP and Dale Matheson Carr-Hilton LaBonte.

AUDIT FEES. The aggregate fees paid for the annual audit of financial statements included in our Annual Report for the years ended May 31, 2007 and 2006 and the review of our quarterly reports for such years, amounted to approximately $234,150 and $208,398, respectively.

AUDIT RELATED FEES. We did not engage audit related services and paid no audit related fees for the years ended May 31, 2007 and 2006.


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TAX FEES. We engaged tax services with Dale Matheson Carr-Hilton LaBonte and paid $6,000 fees for the year ended May 31, 2006.

ALL OTHER FEES. We did not engage in any non-audit services and paid no non-audit services for the years ended May 31, 2007 and 2006.

The above-mentioned fees are set forth as follows in tabular form:

                                          May 31,            May 31,
                                             2007               2006
         Audit Fees                      $234,150           $208,398
         Audit Related Fees                     0                  0
         Tax Fees                               0             $6,000
         All Other Fees                         0                  0

The tax fees paid to Dale Matheson Carr-Hilton Labonte during the year ended May 31, 2006 were pre-approved by the Board of Directors.

Required Vote and Recommendation of the Board of Directors

Stockholder approval is not required for the appointment of Ernst & Young LLP since the Board of Directors has the responsibility of selecting auditors. However, the Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the votes duly cast at the Annual Meeting. In the event that the stockholders do not approve the selection of Ernst & Young LLP, the Board of Directors will reconsider its appointment. Even if the selection is ratified, the Board of Directors, at its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF ERNST & YOUNG LLP, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED MAY 31, 2008.


                                 PROPOSAL NO. 3
          APPROVAL OF AMENDING THE ARTICLES OF INCORPORATION INCREASING
                     THE COMPANY'S AUTHORIZED CAPITAL STOCK

The Company's authorized capital stock currently consists of 230,000,000 shares of common stock and 20,000,000 shares of preferred stock. As of the record date of February 15, 2008, there were 114,809,004 shares of common stock outstanding and no shares of preferred stock outstanding. The Board of Directors has signed a resolution proposing the Company increase its authorized common stock by two hundred fifty million (250,000,000) so that the total authorized capital stock of the Company is five hundred million (500,000,000) shares, consisting of four hundred eighty million (480,000,000) shares of common stock and twenty million (20,000,000) shares of preferred stock.


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

The amendment will allow the Company to issue additional shares of common stock as may be necessary in order to provide potential growth to the Company through financings, acquisitions, or other strategic transactions and to provide equity incentives to employees, officers, directors and consultants. Future issuances of shares of common stock, whether pursuant to an acquisition or other corporate transaction, would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders. The availability for issuance of additional shares of common stock could discourage or make more difficult efforts to obtain control of the Company.

The effective date of the amendment will occur upon filing such amendment with the Nevada Secretary of State. Assuming that the stockholders approve the amendment, management intends to file the amendment as soon as practicable thereafter.

DESCRIPTION OF SECURITIES

The following description is a summary of the material terms of the provisions of our Articles of Incorporation and Bylaws and is qualified in its entirety.

COMMON STOCK

After the amendment, we will be authorized to issue 480,000,000 shares of common stock, par value $0.001. Each share of our common stock entitles the stockholder to one vote, either in person or by proxy, at meetings of the stockholders. The stockholders are not permitted to vote their shares cumulatively. The vote of the stockholders of a majority of the issued and outstanding shares of common stock is sufficient to make certain fundamental corporate changes such as liquidation, reorganization, merger or an amendment to our Articles of Incorporation and to authorize, affirm, ratify or consent to these acts or action, subject to the provisions of Nevada law.

Stockholders of our common stock have no pre-emptive rights. Upon our liquidation, dissolution or winding up, the stockholders of our common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities. There are not any provisions in our Articles of Incorporation or our Bylaws that would prevent or delay change in our control.

DIVIDEND POLICY

Stockholders of common stock are entitled to receive ratably such dividends, if any, as may be declared by our Board of Directors out of funds legally available. The Company has not paid any dividends since our inception and presently anticipates that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of the Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements and other factors.

THE BOARD BELIEVES IT IMPERATIVE FOR THE COMPANY TO INCREASE ITS CAPITAL STOCK IN ORDER TO ENSURE ENOUGH SHARES ARE AVAILABLE FOR ANY FUTURE FINANCING ACTIVITIES. FAILURE TO OBTAIN SHAREHOLDER APPROVAL OF THIS AMENDMENT MAY RESULT IN AN INABILITY FOR THE COMPANY TO CONTINUE FINANCING ITS OPERATIONS.

Required Vote and Recommendation of the Board of Directors

Stockholders holding shares of common stock in the Company entitling them to exercise at least a majority of the voting power must vote in favor of approval of the amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE COMPANY'S AUTHORIZED CAPITAL STOCK.

                                 PROPOSAL NO. 4
                   APPROVAL OF THE 2008 EQUITY INCENTIVE PLAN

REASONS FOR THE PROPOSAL

In order to attract, hire, and retain the caliber of executives that management and the Board believe will be required to help us position ourselves for growth, we will need to have the flexibility to grant restricted stock, stock options, and other equity instruments. The Board of Directors believes that equity incentive compensation is also an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. Without a broad based equity plan, we believe that we will be impaired in our efforts to hire new executives of the caliber that we believe is required, and will not be able to offer competitive packages to retain such executives.

BACKGROUND OF THE PROPOSAL

You are being asked to approve the adoption of the 2008 Equity Incentive Plan (the "2008 Plan"). A copy of the 2008 Plan is attached hereto as Appendix A. Capitalized terms used herein will have the same meaning as the capitalized terms and definitions set forth in the 2008 Plan. Under the 2008 Plan, 15,000,000 shares of common stock may be issued under the 2008 Plan. Of the 15,000,000 shares of common stock that the Company may be issued under the 2008 Plan, 8,000,000 options at an exercise price of $0.55 will be issued to Dr. Mark Landy pursuant to his employment contract. See Employment Contracts - Dr. Mark Landy for further details. The Board of Directors believes that equity incentive compensation is an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. We are committed to broad-based participation in the equity incentive grants by employees at all levels and by directors, officers and consultants. We believe that the equity incentive program is important in order to maintain our culture, employee ownership, employee motivation and continued success.

DESCRIPTION OF THE 2008 EQUITY INCENTIVE PLAN

STRUCTURE. The 2008 Plan allows for the grant of options, restricted stock and stock appreciation rights ("awards") at the discretion of the Plan Administrator. The principal features of the program are described below.

ADMINISTRATION. Authority to control and manage the operation and administration of the 2008 Plan will be vested to the Board of Directors. In the event that the Board decides to form a Compensation Committee (the "Committee"), which should consist of two or more independent members of the Board, the Board may delegate authority to the Committee. The Board will serve as the Plan Administrator with respect to the 2008 Plan. The Plan Administrator has the authority to interpret the 2008 Plan and the rights underlying any grants or awards made subject to the 2008 Plan. Any decision or action of the Plan Administrator in connection with the 2008 Plan is final and binding.

No director shall be liable for any action, excepting willful misconduct and gross negligence, arising out of or related to the 2008 Plan provided the director was acting in good faith and for a purpose believed to have been in the best interests of the Company or its shareholders.

ELIGIBILITY. Employees, directors, officers and consultants in the service of the Company or any subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the 2008 Plan. Determinations as to which eligible persons shall be granted awards shall be made by the Plan Administrator.


LIMITATIONS ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in the Plan), the Maximum Number of Shares of Stock with respect to one or more Options and/or SARs that may be granted during any one fiscal year under the Plan to any one Participant will be nine million (9,000,000). Determinations under the preceding sentence will be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder. The provisions of this Section will not apply in any circumstance with respect to which the Administrator determines that compliance with Section 162(m) of the Code is not necessary.


PAYMENT FOR SHARES. Payment for shares purchased pursuant to the 2008 Plan may be made in cash, or, where approved by the Plan Administrator, at its sole discretion, by one or more of the following methods: (i) by cancellation of indebtedness to the participant, (ii) by surrender of shares of the Company owned by the participant for more than six (6) months or a lesser period if exempt from Section 16 of the Securities Exchange Act, (iii) by "deemed net-stock exercise" in which the participant exercises by forfeiting shares equal to exercise price and (iv) by broker-assisted payment in which a broker has irrevocable instructions to deliver the amount of sale proceeds necessary to pay the exercise price and tax withholding obligations.

STOCK OPTIONS. Stock options may be issued as incentive stock options (ISOs) or non-qualified stock options. One or more options may be granted to each eligible person. The options granted under the 2008 Plan will be evidenced by an award agreement. The Plan Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the 2008 Plan shall terminate later than ten (10) years after the date of grant. The maximum number of incentive stock options that may be issued under the Plan is fifteen million (15,000,000).

Options may be exercised by delivery to us of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be at least one hundred percent (100%) of the Fair Market Value of the shares on the date of grant unless otherwise determined by the Committee. Options issued at less than Fair Market Value shall not receive ISO treatment.

No option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of the participant, only the participant, his or her guardian or legal representative may exercise an option. Notwithstanding the foregoing, an award under the 2008 Plan and non-qualified options may be transferred to a participant's former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce. Also, the Plan Administrator may provide for transfer of a non-qualified stock option without payment of consideration to designated family members and certain other entities specified in the 2008 Plan. The terms applicable to any assigned option shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to us of a written stock option assignment request.

RESTRICTED STOCK AWARDS. The Plan Administrator shall determine all terms and conditions of the restricted stock award. Unless the Plan Administrator provides otherwise, holders of restricted stock shall have the right to vote such restricted stock and the right to receive any dividends declared or paid with respect to such restricted stock. Except as otherwise determined by the Plan Administrator at the time of the grant of the award or thereafter, (i) upon failure to affirmatively accept the grant of a restricted stock award by execution of a restricted stock award agreement, (ii) termination of employment during the applicable restriction period, (iii) failure to satisfy the restriction period or (iv) failure to satisfy a performance goal during the applicable restriction period, restricted stock that is at that time subject to restrictions will immediately be forfeited and returned to the Company. Notwithstanding the foregoing, the Plan Administrator may provide in any award agreement that restrictions or forfeiture conditions relating to restricted stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to restricted stock. The Company also has the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

Unless otherwise provided in the award agreement, prior to the vesting of restricted stock, restricted stock awards, granted under the Plan, and any rights and interests therein, including the restricted stock itself, will not be transferable or assignable by the participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the award agreement. Unless otherwise provided in the 2008 Plan, during the lifetime of the participant, a restricted stock award and any rights and interests therein, will be exercisable only by the participant, and any election with respect thereto may be made only by the participant. Any attempt to transfer a restricted stock award will be void and the award and the restricted stock will be forfeited by the participant unless the attempted transfer is found to be unintentional.

STOCK APPRECIATION RIGHTS (SAR). A SAR is an award to receive a number of shares (which may consist of restricted stock), or cash, or a combination of shares and cash. A SAR will be awarded pursuant to an award agreement the terms of which need not be the same for each participant and the terms of which may be based upon performance objectives as provided for in the 2008 Plan.

The Plan Administrator will specify the grant date, exercise price and determine the time period during which a SAR may be exercised. The exercise price per share of an SAR will in no event be less than the Fair Market Value of a share of Company stock on the date of grant. No SAR under the 2008 Plan shall terminate later than ten (10) years after the date of grant.

Exercise of a SAR shall be by written notice and will state the proportion of shares and cash that the participant desires to receive pursuant to the SAR exercised. Subject to the discretion of the Plan Administrator to substitute cash for shares, or some portion of the shares for cash, the amount of shares that may be issued pursuant to the exercise of a SAR will be determined by dividing: (i) the total number of shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a share on the date of grant of the SAR, by (ii) the Fair Market Value of a share on the exercise date; provided, however, that fractional shares will not be issued and in lieu thereof, a cash adjustment will be paid. The Plan Administrator may elect to pay the cash equivalent of the Fair Market Value of the shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.

Except as otherwise determined by the Plan Administrator at the time of the grant of the award or thereafter, upon failure to affirmatively accept the grant of a SAR by execution of an award agreement, or an event of forfeiture pursuant to the award agreement including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination will automatically expire. As a result, all of the rights, title and interest of the participant will be forfeited. The Plan Administrator may provide in any award agreement that restrictions or forfeiture conditions relating to the SAR will be waived in whole or in part in the event of termination resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the SAR.

During the lifetime of a participant each SAR granted to a participant will be exercisable only by the participant and no SAR will be assignable or transferable otherwise than by will or by the laws of descent and distribution. In no event may a SAR be transferred for consideration. Notwithstanding the foregoing, to the extent permissible, SARs may be transferred to a participant's former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.

GENERAL PLAN PROVISIONS

DISSOLUTION, LIQUIDATION, OR MERGER AND CHANGE OF CONTROL. In the event of an occurrence after which we no longer survive as an entity, the Plan Administrator may, in its discretion, cancel each outstanding award upon payment to the participant of adequate consideration as specified in the 2008 Plan. The Plan Administrator may also accelerate the time within which each outstanding award may be exercised. The exercise or vesting of any award solely as a result thereof, will be conditioned upon consummation of the applicable event. Upon consummation of such event, any outstanding award not exercised will terminate. After a merger, consolidation, combination or reorganization in which we are the survivor, the Plan Administrator shall determine any appropriate adjustments to outstanding awards.

The Plan Administrator has discretion in advance of any action or anticipated "change of control" to fully vest all outstanding awards. A change of control of the Company is defined in the 2008 Plan and occurs when one transaction or series of related transactions results in the issuance of 50% of voting securities, or we are acquired in some form of merger or consolidation in which we do not survive.

The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

CHANGES IN CAPITALIZATION. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2008 Plan, and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding award in order to prevent the dilution or enlargement of benefits thereunder.

OPTIONS/SARS

TERMINATION OF ALL SERVICES - ISOS. If for any reason other than retirement (as defined in the Plan), permanent and total disability (as defined in the Plan) or death, a participant's employment with the Company is terminated (including employment as an officer of the Company), vested incentive stock options held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months after the date of such termination or such lesser period specified in the award agreement (but in no event after the earlier of (i) the expiration date of the incentive stock option as set forth in the award agreement, and (ii) ten (10) years from the grant date (five (5) years for a ten percent (10%) Shareholder)).

CONTINUATION OF SERVICES AS CONSULTANT/ADVISOR - ISOS. If the employment of a participant who is granted an incentive stock option is terminated but the participant continues as a consultant, advisor or in a similar capacity to the Company, the participant need not exercise the incentive stock option within three (3) months of termination of employment but will be entitled to exercise within three (3) months of termination of services to the Company (one (1) year in the event of permanent and total disability or death) or such lesser period specified in the award agreement (but in no event after the earlier of (i) the expiration date of the option as set forth in the award agreement, and (ii) ten
(10) years from the grant date). However, if the participant does not exercise within three (3) months of termination of employment, the option will not qualify as an incentive stock option.

TERMINATION OF ALL SERVICES - NON-QUALIFIED STOCK OPTIONS/SARS. If for any reason other than retirement, permanent and total disability or death, a participant's employment with the Company is terminated (including employment as an officer of the Company), vested options/SARs held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months of the date of such termination or such lesser period specified in the award agreement (but in no event after the earlier of (i) the expiration date of the option/SAR as set forth in the award agreement, and (ii) ten (10) years from the grant date).

RETIREMENT - ISOS/NON-QUALIFIED STOCK OPTIONS/SARS. If a participant ceases to be an employee of the Company (including as an officer of the Company) as a result of retirement, participant need not exercise the option/SAR within three
(3) months of termination of employment but will be entitled to exercise the option/SAR within the maximum term of the option/SAR to the extent the option/SAR was otherwise exercisable at the date of retirement. However, if a participant does not exercise within three (3) months of termination of employment, an option will not qualify as an incentive stock option if it otherwise so qualified. The Plan provides that term "retirement" means such termination of employment as entitles the participant to early or normal retirement benefits under any then existing pension or salary continuation plans of the Company excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

PERMANENT DISABILITY AND DEATH. If a participant becomes permanently and totally disabled while employed by the Company (including as an officer of the Company), or dies while employed by the Company (including as an officer of the Company) or death occurs three (3) months thereafter, vested options/SARs then held may be exercised by the participant, the participant's personal representative, or by the person to whom the option/SAR is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the termination of employment because of the disability or death or any lesser period specified in the award agreement (but in no event after the earlier of (i) the expiration date of the option/SAR as set forth in the award agreement, and (ii) ten (10) years from the grant date).

COMPLIANCE WITH SECTION 162(M) OF THE CODE. Section 162(m) of the Code limits publicly-held companies to certain annual deductions for federal income tax purposes for compensation paid to their chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the "Covered Employees"). However, performance-based compensation is excluded from this limitation. The 2008 Plan is designed to permit the Plan Administrator to grant awards that qualify as "performance-based compensation" under section 162(m) of the Code to any employees who are Covered Employees. The exercise price per share, if any, of such an award, may not be less than the Fair Market Value of our common stock on the date of the grant, and the grants of such awards may only be made by the Plan Administrator which constitutes a Committee comprised solely of two or more directors eligible under the Code to serve on a committee responsible for making awards of performance-based compensation. Currently, the Company does not have a committee that meets the IRS definition.

If an award is made on the basis of performance goals, the Plan Administrator must establish the goals prior to the beginning of the period for which the performance goal relates, or by a later date as may be permitted under applicable tax regulations, and the Plan Administrator may for any reason reduce, but not increase, any award, notwithstanding the achievement of a specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the Plan Administrator in each case that the performance goals and any other material conditions were satisfied. The Plan Administrator is authorized to establish performance goals that qualify as performance-based awards to Covered Employees under Section 162(m) of the Code.

AMENDMENT AND TERMINATION. The Board of Directors may amend, suspend or terminate the 2008 Plan at any time and for any reason; provided, however, that shareholder approval will be required for the following types of amendments to the 2008 Plan: (i) any increase in the maximum number of shares, or the maximum number of shares available as ISOs under the 2008 Plan, except for a proportional increase in the maximum number, or maximum number of shares available as ISOs under the 2008 Plan, as a result of stock split or stock dividend, or (ii) a change in the class of employees entitled to be granted ISOs. Further, the board may, in its discretion, determine that any amendment should be effective only if approved by the shareholders even if such approval is not expressly required by the 2008 Plan or by law. No awards will be made after the termination of the 2008 Plan. At any time and from time to time, the Plan Administrator may amend or modify any outstanding award or award agreement without approval of the participant except that no amendment or modification of any award will adversely affect any outstanding award without the written consent of the participant and the original term of any award may not be extended unless it would not cause the provisions of Section 409A of the Code to be VIOLATED.

No termination, amendment, or modification of the 2008 Plan will adversely affect any award previously granted under the 2008 Plan, without the written consent of the participant. Notwithstanding any provision herein to the contrary, the Plan Administrator will have broad authority to amend the 2008 Plan or any outstanding award under the 2008 Plan without approval of the participant to the extent necessary or desirable to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations, or to ensure that an award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.

Upon shareholder approval and unless sooner terminated by the Board, the 2008 Plan will in all events terminate ten (10) years from the date the Plan is adopted by the Board. Any awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such awards.

SECURITIES LAWS. No award shall be effective unless made in compliance with all federal and state securities laws, rules and regulations and in compliance with any rules on any exchange on which shares are quoted.

OTHER PROVISIONS. The award agreements may contain such other terms, provisions and conditions not inconsistent with the 2008 Plan as may be determined by the Board of Directors or the Plan Administrator.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE 2008 PLAN

OPTIONS. Options granted under the 2008 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Code or non-qualified options which are not intended to meet such requirements.

NON-STATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the Fair Market Value of the purchased shares on the exercise date over the exercise price paid for the shares and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

INCENTIVE STOCK OPTIONS. No taxable income is recognized by the optionee at the time of the option grant and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the Fair Market Value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the Fair Market Value of such shares on the options exercise date over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the purchased shares.

RESTRICTED STOCK AWARDS. The recipient receives no taxable income upon the receipt of a restricted stock award. The recipient is taxed at the time the restrictions lapse, with the amount of such tax being based on the Fair Market Value of the shares of the stock at such time. As an alternative, the Internal Revenue Service allows recipients, at their option, to make an election to include the value of the restricted stock award in income in the year in which the shares are allocated to the recipient. In the event a recipient makes such an election, a Section 83(b) election must be filed within 30 days of the shares being allocated to them. Under Section 83(b) an electing recipient will realize ordinary income, at the time of the election, equal to the Fair Market Value of the shares of stock on the date of receipt. As a result, when the shares of restricted stock vest, there is no additional taxable income. When the shares are subsequently sold, any gain or loss, based on the amount previously reported as income, will be a capital gain or loss. If a recipient who has made a Section 83(b) election subsequently forfeits the shares, the recipient will not be entitled to any deductions; however, he or she may be entitled to realize a loss. The Company recognizes a deduction for income tax purposes at the time the recipient recognizes income.

STOCK APPRECIATION RIGHTS. The grant of a SAR is not expected to result in any taxable income for the recipient. Upon exercising a SAR, the amount of any cash received and the Fair Market Value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and deductible by the Company.

WITHHOLDING TAXES. The Company is entitled to take appropriate measures to withhold from the shares of common stock, or to otherwise obtain from the recipients, sufficient sums in cash, check or shares of stock as the Plan Administrator deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the common stock to the recipient.

Required Vote and Recommendation of the Board of Directors

An affirmative vote of a majority of the votes duly cast at the Annual Meeting Stockholder approval is required for the approval of the 2008 Equity Incentive Plan.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE 2008 EQUITY INCENTIVE PLAN.

                         DIRECTORS, EXECUTIVE OFFICERS,
                          PROMOTERS AND CONTROL PERSONS

The following table sets forth the name, age, and position of the executive officers of the Company as of February 15, 2008.

NAME                             AGE     TITLE

Alan P. Lindsay                  57      Chairman of the Board

Dr. Mark Landy                   40      President and CEO

Patrick A. McGowan               68      Executive Vice President
                                         Chief Financial Officer, Secretary

Rajesh Vaishnav                  46      President and Chief Operating
                                         Officer of BioSync Scientific Pvt. Ltd.

There is no family relationship among the directors and executive officers.

BUSINESS EXPERIENCE

The following is a brief account of the business experience during the past five years of each and executive officer of the Company, including principal occupations and employment during that period and the name and principal business of any corporation or other organization in which such occupation and employment were carried on.

ALAN P. LINDSAY, Chairman of the Board  - See "Nominees" above.

DR. I. MARK LANDY, President and CEO - See "Nominees" above.

PATRICK A. McGOWAN, Executive Vice President, Chief Financial Officer, and Secretary See "Nominees" above.

RAJESH VAISHNAV, President and Chief Operating Officer of BioSync Scientific Pvt. Ltd.

Rajesh L. Vaishnav has been President and COO of Biosync Scientific Pvt. Ltd. since its inception in November 2006. The Company acquired Biosync Scientific Pvt. Ltd. in February 2007. He was the Chairman and Managing Director of Biosync from April 2005 to January 2007. Prior to joining Biosync, he was a Technical Director with Sahajanand Medical Technologies Pvt. Ltd. from March 2000 to March 2005. He has developed various stents and stent systems including SS316L, CoCr, PES & SES. He has over eight years experience with various stent manufacturing technologies, marketing and regulatory affairs and two years experience in finance, acquisition & mergers.

COMPENSATION DISCUSSION AND ANALYSIS

GENERAL PHILOSOPHY

The Company's Board of Directors is responsible for establishing and administering the Company's executive and director compensation.

EXECUTIVE COMPENSATION

The Board of Director's compensation objective is designed to attract and retain the best available talent while efficiently utilizing available resources. The Board compensates executive management consisting primarily of a base salary and equity compensation designed to be competitive with comparable employers in the location of countries in which it operates primarily North America and India, and to align management's compensation with the long-term interests of shareholders. In determining an executive management's compensation, the Board also takes into consideration the financial condition of the Company and discussions with the executive.

In determining the compensation for Messrs. Lindsay, Landy, and McGowan, the Board considered compensation paid to other executive officers of other companies within the industry, the executive's performance in meeting goals, and the complexity of the management position and the experience of the person. The number of options granted was determined in large part due to the financial condition of the Company which currently has minimal revenues. The Board did not have a specific formula to determine the amount of the executive compensation and what portion of such compensation would be in the form of cash and equity securities. Therefore, the determination of an executive salary including the amount of cash and equity securities may be considered arbitrary taking into account the foregoing factors. The compensation paid to Mr. Vaishnav was based on individual negotiations in connection with the acquisition of his company.

Directors do not receive cash compensation for their service as such, but do receive options. The number of options granted to each director is based on the experience of the director, time spent on Company matters and the director compensation paid to other directors of companies in the industry.

COMPENSATION COMMITTEE REPORT

The Board of Directors reviewed and discussed the above Compensation Discussion and Analysis. Based on the review and discussions, the Board of Directors recommended that this Compensation Discussion and Analysis be included in this Proxy Statement.

Alan P. Lindsay, Dr. I. Mark Landy,  Patrick A. McGowan, and Daniel Savard

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation paid to our Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer) and two highest paid executive officers that earned in excess of $100,000 for the year ended May 31, 2007 (collectively, the "Named Executive Officers"):


                                                SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------
                                                                       Non-Equity   Non-Qualified
                                                           Option      Incentive      Deferred      All
Name and                                       Stock       Awards         Plan      Compensation    other
Principal                  Salary     Bonus    Awards                 Compensation    Earnings  Compensation    Total
Position           Year      ($)       ($)       ($)         ($)          ($)           ($)          ($)        ($)
------------------------------------------------------------------------------------------------------------------------
Alan P. Lindsay,   2007    256,732             27,987    235,283 (1)                                          520,002
Chairman and       2006    233,393      -         -      1,582,183(1)      -             -            -      1,815,576
Chief Executive    2005    185,244                        62,853(1)                                           248,097
Officer
------------------------------------------------------------------------------------------------------------------------
Dr. Mark Landy,    2007    240,000             45,600    235,283(2)                                           520,883
President and      2006    38,000       -         -       2,049,208        -             -            -      2,087,208
Director                                                     (2)
------------------------------------------------------------------------------------------------------------------------
Patrick A.         2007    141,311             12,847     56,467(3)                                           210,625
McGowan, Chief     2006    130,481      -         -      71,752 (3)        -             -            -       202,233
Financial          2005    101,941                        50,283(3)                                           152,224
Officer,
Executive Vice
President,
Secretary
------------------------------------------------------------------------------------------------------------------------
Dr. Dov Shimon,    2007    146,410             14,080         -                                               160,490
Chief Executive    2006    133,100      -         -      151,923 (4)       -             -            -       285,023
Officer and        2005    101,000                        71,712(4)                                           172,712
President of
SagaX Inc. (6)
------------------------------------------------------------------------------------------------------------------------


(1)      Represents options to acquire 500,000 shares in 2007; 3,800,000 shares in 2006 and 500,000 shares in 2005
(2)      Represents options to acquire 500,000 shares in 2007; 5,000,000 shares in 2006
(3)      Represents options to acquire 120,000 shares in 2007; 200,000 shares in 2006 and 400,000 shares in 2005
(4)      Represents options to acquire 400,000 shares in 400,000 shares in 2006 and 500,000 shares in 2005
(5)      Represents options to acquire 1,000,000 shares in 2007
(6)      Effective December 28, 2007, Mr. Shimon resigned as an officer and Director of the Company.



                                 OUTSTANDING EQUITY AWARDS AT FISCAL MAY 31, 2007 TABLE
------------------------------------------------------------------------------ ---------------------------------------
                                Option Awards                                               Stock Awards
------------------------------------------------------------------------------ ---------------------------------------
                                                                                                             Equity
                                                                                                            Incentive
                                                                                                  Equity     Plan
                                                                                                 Incentive  Awards:
                                                                                        Market    Plan      Market
                                                                               Number   Value    Awards:      or
                                              Equity                            of       of      Number     Payout
                                             Incentive                         Shares   Shares     of       Value of
                                               Plan                             or       or      Unearned   Unearned
                                              Awards:                          Units    Units     Shares,    Shares,
                  Number of    Number of     Number of                          of       of      Units or   Units or
                 Securities    Securities   Securities                         Stock    Stock     Other      Other
                 Underlying    Underlying   Underlying               Option     That     That    Rights      Rights
                 Unexercised  Unexercised   Unexercised  Option    Expiration   Have     Have     That        That
                   Options      Options      Unearned    Exercise     Date      Not       Not   Have Not   Have Not
                     (#)          (#)         Options     Price                Vested   Vested   Vested     Vested
Name             Exercisable  Unexercisable     (#)        ($)      (M/D/Y)      (#)      ($)      (#)        ($)
----------------------------------------------------------------------------------------------------------------------
Alan P.              300,000       -             -           0.17   04/23/08         -        -          -          -
Lindsay,             500,000                                 0.20   02/15/10
Chairman and         200,000                                 0.21   04/23/08
Chief                200,000       -             -           0.30   12/16/08
Executive          3,800,000       -             -           0.40   05/17/11
Officer                            -             -
                     500,000       -             -           0.55   04/03/12
----------------------------------------------------------------------------------------------------------------------
Dr. Mark             200,000
Landy,             2,500,000
President and        Options                                 0.60   05/21/07
Director             400,000                                 0.60   05/17/13
                     400,000     2,500,000
                    Warrants       Options                   0.30   09/24/09
                                       Nil                   0.30   03/04/10
                     500,000      Warrants      Nil          0.55   04/03/12         -        -          -          -
----------------------------------------------------------------------------------------------------------------------
Patrick A.           300,000                                 0.17   04/23/08
McGowan, Chief       400,000                                 0.20   02/15/10
Financial            200,000             -            -      0.21   04/23/08
Officer,             100,000             -            -      0.30   12/16/08
Executive Vice       200,000             -            -      0.60   03/17/11
President,                               -            -
Secretary            120,000             -            -      0.55   04/03/12         -        -          -          -
----------------------------------------------------------------------------------------------------------------------
Dr. Dov
Shimon,              200,000             -            -      0.30   07/31/09
President and        300,000             -            -      0.30   03/01/10
CEO of SagaX,        200,000             -            -      0.30   06/13/10
Inc. (1)             200,000             -            -      0.60   05/17/11         -        -          -          -
----------------------------------------------------------------------------------------------------------------------

Dr. Tom
Troczynski,
Vice President
of Coatings (2)      200,000      Nil           Nil          0.30   12/16/08         -        -          -          -
----------------------------------------------------------------------------------------------------------------------
Rajesh
Vaishnav,
President and
Chief
Operating                                                    0.60   04/09/17
Officer of
BioSync                         375,000                      0.60   04/09/17
Scientific
Pvt. Ltd             250,000    375,000                      0.60   04/09/17
----------------------------------------------------------------------------------------------------------------------

(1) Effective December 28, 2007, Dr. Shimon resigned as an officer and director of the Company.

(2) Effective January 1, 2008, Dr. Troczynski resigned as an officer of the Company.

We paid no compensation to our directors for the year ended May 31, 2007. Certain directors, however, are officers of the Company for which they received compensation. See Summary Compensation Table above.


                                               DIRECTOR COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------
                                                              Non-Equity   Non-qualified
                  Fees Earned                                 Incentive      Deferred       All Other
                  or Paid in                                     Plan      Compensation      Compen-
                     Cash       Stock Awards  Option Awards  Compensation    Earnings        sation         Total
     Name             ($)           ($)            ($)           ($)            ($)            ($)           ($)
----------------------------------------------------------------------------------------------------------------------
Alan P. Lindsay                                                                                              Nil
----------------------------------------------------------------------------------------------------------------------
Dr. Mark Landy Nil
----------------------------------------------------------------------------------------------------------------------
Patrick A.                                                                                                   Nil
McGowan
----------------------------------------------------------------------------------------------------------------------
Dr. Daniel                                         (1)                                                       (1)
Savard (2)
----------------------------------------------------------------------------------------------------------------------
Dr. Dov Shimon Nil (3)
----------------------------------------------------------------------------------------------------------------------

(1) During the fiscal year ended May 31, 2007 we did not award Dr. Savard any additional options for serving as director; however we extended his previously issued 150,000 options due to expire for an additional 3 years and recognized a compensation expense of $71,494.
(2)      Mr. Savard is not seeking re-election as a director.

(3)      Effective December 28, 2007, Dr. Shimon resigned as a director.

LONG-TERM INCENTIVE PLANS

We do not have any long-term incentive plans, pension plans, or similar compensatory plans for our directors or executive officers.

EMPLOYMENT CONTRACTS

MR. ALAN LINDSAY. The Company entered into a Development Services Agreement with Alan Lindsay and Associates Ltd. (the "Consultant") dated March 1, 2005. Pursuant to the Agreement the Company agrees to retain the Consultant, and through the Consultant, Mr. Lindsay, to provide development and financing services as may be necessary and determined by the Company to both develop and finance the Company's technology and business. The term of the agreement is five years commencing March 1, 2005 and expiring on March 1, 2010. Under the terms of the Development Services Agreement, Mr. Lindsey shall be paid US$ 17,250 per month, subject to a 10% increase on an annual basis and receive 1,200,000 options to purchase shares of common stock of the Company at $0.20 per share. In the event of a change in control, all of Mr. Lindsey's outstanding options shall immediately vest. Mr. Lindsay's agreement may be terminated by the Company without cause upon 360 calendar days notice. In the event that Mr. Lindsay's agreement is terminated without cause or is not renewed at the end of its term, then in addition to the amounts due to him under his agreement, Mr. Lindsay will receive a termination fee equal to the aggregate remaining fee due to him for the unexpired remainder of the term plus three months fee ("Lindsay Termination Fee"). Further, in the event Mr. Lindsay is remove or not reappointed as an officer; (2) there is a change in control of the Board of Directors or the Company; or (3) Mr. Lindsay' agreement is terminated without cause, then Mr. Lindsay will receive a fee equal to two times the Lindsay Termination Fee.

DR. MARK LANDY. The Company entered into a Management Services Agreement with Simba Biomed Venture Partners LLC dated March 31, 2006. Pursuant to the agreement we have agreed to retain such company, and, through such company, Dr. Landy, to provide management and consulting services as may be necessary and determined by the Company to both develop and commercialize the Company's technology and business. The term of the agreement is four years commencing March 31, 2006 and expiring on March 31, 2010. Under the terms of the Management Services Agreement, Dr. Landy shall be paid a monthly fee of US$19,000 per month and receive options to purchase 5,000,000 shares of common stock of the Company at $0.60 per share. Dr. Landy's agreement was subsequently amended increasing his monthly fee to US$25,000. Dr. Landy's agreement may be terminated by the Company without cause upon 360 calendar days notice. In the event that Dr. Landy's agreement is terminated without cause or is not renewed at the end of its term, then in addition to the amounts due to him under his agreement, Dr. Landy will receive a termination fee equal to the aggregate remaining fee due to him for the unexpired remainder of the Term plus six months fee ("Termination Fee"). In the event of a change in control, all Dr. Landy's outstanding options shall immediately vest and he will receive an amount equal to 36 months of his monthly salary.

Effective January 1 2008, Dr. Landy entered into a five-year employment agreement with the Company that terminated and superseded the Company's Management Services Agreement with Simba Biomed Venture Partners LLC. Under Dr. Landy's employment agreement he will serve as the Company's Chief Executive Officer and President. For his services, Dr. Landy will be paid an annual salary of $360,000 subject to annual increase of the greater of 10% or average percentage increases other management salaries granted by the Company. Further, Dr. Landy will have the right to receive bonuses as determined by the Board of Directors from time to time. If Dr. Landy is terminated without cause, he shall receive a severance payment equal to 36 months of his monthly salary. In addition, if Dr. Landy is terminated without cause in connection with a change in control, he will receive, in addition to his severance payment, a fee equal to his annual salary times the number of years he was with the Company. Finally, if Dr. Landy's position of CEO or President is terminated for any reason, Dr. Landy will also receive a fee of $100,000.

In addition to the fees above, Dr. Landy will receive incentive stock option or options as follows: a) 5,000,000 common shares at an exercise price of not more than U.S. $ 0.60 per share; b) 1,150,000 common shares at an exercise price of not more than U.S. $ 0.55 per share; and c) 8,000,000 common shares at an exercise price of not more than U.S. $0.55 per share which shall vest as follows: 3,200,012 will vest immediately upon execution of his Employment Agreement; 4,799,988 will vest ratably over thirty-six (36) months commencing on the effective date his Employment Agreement (133,333 per month). All options shall be exercisable for a period of not less than seven years from the date of grant. In the event of termination of Dr. Landy for any reason, or if Dr. Landy no longer wishes to be employed by the Company for any reason, Dr. Landy shall have two years from the termination date to exercise all vested options.

Further, at no time shall the options granted to Dr. Landy hereunder constitute less than six percent (6%) of the fully diluted shareholder ownership in the Company. The Company agrees that in the event such interest falls below six percent (6%), it shall grant to Dr. Landy additional options at $0.55 per share to Dr. Landy necessary to bring Dr. Landy's optionholding up to six percent (6%) of the Company.

MR. PATRICK MCGOWAN. The Company entered into an Executive Employment Agreement with Mr. Patrick McGowan dated January 1, 2005. Pursuant to the Agreement, the Company will employ Mr. McGowan in an executive capacity, commenced on January 1, 2005 and will continue until May 1, 2007. Mr. McGowan's Executive Employment Agreement was amended for an additional two years until May 2009. Under the terms of the amendment, Mr. McGowan shall be paid a total annual salary of $169,400 up to April 30, 2008. Thereafter, the Company shall increase Mr. McGowan's salary by 10%. In addition, Mr. McGowan will receive options to purchase 10% common shares held by Mr. McGowan on the first business day of each calendar year 2008 and 2009. The exercise price of the options shall be based on the closing share price as of such dates. In the event of a change in control, the Company can either (i) pay Mr. McGowan a lump sum equal to two times Mr. McGowan's then current annual income in addition to any amounts owing to Mr. McGowan under his Executive Employment Agreement or (ii) renew the term of this Amendment for no less than 12 months beginning on the effective date of the change of control.

MR. RAJESH VAISHNAV. The Company entered into a two year Executive Services Agreement with Mr. Rajesh Vaishnav (the "Executive") and Biosync Scientific Pvt. Ltd. ("Biosync") dated February 16, 2007. Pursuant to the Agreement, the Company will employ Mr. Vaishnav as the President and Chief Operating Officer of Biosync. Under the terms of the Executive Services Agreement Mr. Vaishnav will be paid US$12,000 per month and will receive up to an aggregate of 4,000,000 shares of common stock of the Company. Mr. Vaishnav will receive (i) 750,000 share when BioSync receives a CE Mark for its present bare-metal stent; (ii) 750,000 shares upon the earlier of (a) the date upon which BioSync first launches the sale of a HAp stent in India; (b) the date upon which BioSync first launches the sale of a drug-eluting stent in India; or (c) the date upon which BioSync first reaches U.S. $3,000,000 in gross product sales during any fiscal year after the Effective Date of this Agreement; (iii) 1,000,000 shares upon which BioSync first reaches U.S. $6,000,000 in gross product sales; and (iv) 1,500,000 shares to be distribute in equal in 375,000 share increments for each of the six month period over the next two years.

The following table sets forth certain information concerning the number of our shares of common stock owned beneficially as of February 22, 2008 by: (i) each person (including any group) known to us to own more than 5% of our common stock, (ii) each of our directors and executive officers, and (iii) our executive officers and directors as a group. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares they own.


----------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF SHARES                  PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          OF COMMON STOCK                  COMMON STOCK(1)
----------------------------------------------------------------------------------------------------------------------
DIRECTORS AND EXECUTIVE OFFICERS:
----------------------------------------------------------------------------------------------------------------------
Alan P. Lindsay                                                 6,569,154(2)                        5.41%
Suite 1, 8765 Ash Street
Vancouver, B.C., Canada,
V6P 3T3
----------------------------------------------------------------------------------------------------------------------
Dr. I. Mark Landy                                              11,059,524(3)                        8.75%
880 Glengate Place,
Atlanta, Georgia,
U.S.A., 30328
----------------------------------------------------------------------------------------------------------------------
Patrick A. McGowan                                              1,666,665(4)                        1.42%
Suite 1, 8765 Ash Street
Vancouver, B.C., Canada,
V6P 3T3
----------------------------------------------------------------------------------------------------------------------
Dr. Daniel Savard                                                 400,000(5)                           *
Suite 1, 8765 Ash Street
Vancouver, B.C., Canada,
V6P 3T3
----------------------------------------------------------------------------------------------------------------------
Rajesh Vaishnav                                                 1,884,167(6)                        1.62%
Suite 1, 8765 Ash Street
Vancouver, B.C., Canada
V6P 3Y3
----------------------------------------------------------------------------------------------------------------------
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP:               21,579,510(7)                       18.68%
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------- ------------------------------
                                                              NUMBER OF SHARES                  PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          OF COMMON STOCK                  COMMON STOCK(1)
----------------------------------------------------------------------------------------------------------------------
5% STOCKHOLDERS:
----------------------------------------------------------------------------------------------------------------------
Millennium Partners, L.P.                                     16,250,000((8))                      14.07%
666 Fifth Ave., 8th Floor.,
New York, NY 10103
----------------------------------------------------------------------------------------------------------------------

Pequot Capital Management, Inc.                               16,355,000((9))                      13.57%
500 Nyala Farm Road
Westport, CT  06880
----------------------------------------------------------------------------------------------------------------------

(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and
      (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on February 22, 2008. The applicable percentage of ownership is based on 115,491,278 shares of common stock outstanding as of February 22, 2008.
(2) Consists of 524,154 shares held by Mr. Lindsay and 6,045,000 shares that can be acquired by Mr. Lindsay upon exercise of options to purchase shares held by Mr. Lindsay within 60 days of the date hereof.
(3) Consists of 176,180 shares held by Dr. Landy and 10,883,344 shares that can be acquired by Dr. Landy upon exercise of options and warrants to purchase shares held by Dr. Landy within 60 days of the date hereof.
(4) Consists of 56,665 shares held by Mr. McGowan and 1,610,000 shares that can be acquired by Mr. McGowan upon exercise of options to purchase shares held by Mr. McGowan within 60 days of the date hereof.
(5) Consists of 400,000 shares that can be acquired by Dr. Savard upon exercise of options to purchase shares held by Dr. Savard within 60 days of the date hereof.
(6) Consists of 1,162,500 shares held by Mr. Vaishnav and 721,667 shares that can be acquired by Mr. Vaishnav upon exercise of options to purchase shares held by Mr. Vaishnav within 60 days of the date hereof.
(7) Consists of 1,919,499 shares held by our directors and executive officers and 19,660,011 shares that can be acquired by our directors and executive officers upon exercise of options and warrants to purchase shares held by our directors and executive officers within 60 days of the date hereof.
(8) Millennium Partners may be deemed to be the beneficial owner of an aggregate of 10,000,000 shares of Common Stock. While Millennium Partners acquired 5,000,000 Warrants in connection with the July 2007 Securities Purchase Agreement, the number of shares of Common Stock into which the Warrants are exercisable is limited pursuant to the terms of the Warrant to that number of shares which would result in Millennium Partners having aggregate beneficial ownership of not more than 4.99% of the total issued and outstanding shares of Common Stock and thus, the Warrants are not currently exercisable.
(9) Consists of 11,355,000 shares held by Pequot Capital Management Inc. and 5,000,000 shares that can be acquired by Pequot Capital Management Inc. upon exercise of warrants within 60 days of the date hereof.

EQUITY COMPENSATION PLANS

We have stock option plans approved by our stockholders, the 2001, 2004 and 2006 Stock Option Plan (the "Plans"). The table set forth below presents information relating to our equity compensation plans as of May 31, 2007:


                                Number of Securities to be    Weighted-Average Exercise      Number of Securities
                                  Issued Upon Exercise of       Price of Outstanding        Remaining Available for
                                   Outstanding Options,         Options, Warrants and        Future Issuance Under
        Plan Category               Warrants and Rights                Rights              Equity Compensation Plans
                                            (a)                           (b)              (excluding column (a))
-----------------------------  ----------------------------   --------------------------   -------------------------
Equity Compensation Plans
Approved by Security Holders
(2001, 2004 and 2006 Stock
Option Plans)                            20,526,299                        0.50                     3,278,701

Equity Compensation Plans Not
Approved by Security Holders             27,831,105(1)                     0.66                           N/A


(1) Represents shares of our common stock to be issued upon the exercise of warrants issued pursuant to private placements and consulting agreements.

The following services or transaction were provided by or involved related parties. These services and transactions were approved by the Board with the interests of the parties disclosed with the interested party abstaining from voting.

During the year ended May 31, 2007, the Company paid or accrued $1,002,702 of management and consulting fees to four directors and two officers of the Company ($284,719 to Alan Lindsay, $154,158 to Patrick McGowan, $285,600 to Mark Landy, $43,457 to Rajesh Vaishnav, $160,490 to Dov Shimon and $74,278 to Tom Troczynski). Of this amount, $234,768 was charged to research and development. Messrs. Shimon and Troczynski resigned from their positions in on December 28, 2007 and January 1, 2008, respectively.

In addition to the foregoing, subsequent to fiscal year ended May 31, 2007, the Company entered into the following transaction with Shimoco LLC, a company owned by and controlled by Dr. Dov Shimon who was a director of the Company at the time of the transaction.

In accordance with the terms and conditions of a share purchase agreement, between the Company and Shimoco, Shimoco purchased from the Company all of the shares of Saga X, a wholly owned subsidiary of the Company for a total purchase price as follows:

(a) the repayment by Shimoco to the Company of an aggregate of $4,000,000 in the following manner and at the following times:

(i) $1,000,000 will be due and payable to the Company within six months of the first private or public equity financing of SagaX;

(ii) $1,000,000 will be due and payable to the Company within 18 months of the completion of the financing of SagaX;

(iii) $1,000,000 will be due and payable to the Company within 30 months of the completion of the financing of SagaX; and

(iv) $1,000,000 will be due and payable to the Company within 48 months of the completion of the financing of SagaX.

In this regard, and until payment in full of the $4 million, the Company's payment has been secured by way of (a) a senior, subordinated fixed and floating charge registered over all of the assets of SagaX and (b) a royalty fee (the "Royalty Fee") equating to 8% of all sales revenues from the sale of any products associated or related to SagaX's present intellectual property under any existing patent or patent-pending applications.

In addition to the purchase price consideration, Shimoco also remains responsible for paying the Company a bonus (the "Bonus") equal to 10% of any consideration in any form which is received by the Shimoco and/or SagaX any source and from any transaction, or a series of related transactions, at anytime and which is in anyway associated with a change in control.

Finally, in consideration of Shimoco's agreement to provide the purchase price and any bonus to the Company, the Company provided to SagaX at closing the final sum of $95,000 in additional working capital. Concurrent with the close of this agreement, Dr. Shimon resigned as an officer and director of the Company.

DIRECTOR INDEPENDENCE

Dr. Savard is our only director who may be deemed independent because each of our other directors are also officers of the Company. Dr. Savard has designed not to seek re-election and therefore, the Company will no longer have an independent director.

BOARD OF DIRECTOR AND ANNUAL MEETINGS

The Board of Directors met once during the year ended May 31, 2007. In addition, the Board took action 80 times pursuant to unanimous written consent. All directors attended more than 75% of the Board meetings.

Although all directors are encouraged to attend, the Board of Directors does not have a formal policy as to whether or not directors should attend an annual meeting. All directors, except Dr. Savard attended last year's annual meeting.

AUDIT, COMPENSATION AND NOMINATING COMMITTEES

Due to the size of the Company, the Board does not have a separate audit, compensation or nominating committee. Instead, the entire Board of Directors serves as both the audit, compensation and nominating committees. With respect to nominations to the Board, the Board of Directors does not have a formal nomination policy as to the selection of Directors. The Board of Directors, however, will consider nominations to the Board by its shareholders. Requests for consideration or any shareholder communication should be made to the Company's Secretary, Patrick McGowan.

The Board of Director is currently evaluating the composition of its Board and intends to seek nominees who are experts in areas to be beneficial to the Company and who will be deemed independent.

CODE OF ETHICS

At this time, the Company has not yet adopted a Code of Ethics that is applicable to the officers, directors and employees of the Company. The Board intends to adopt a Code of Ethics in the near future.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of the full Board of Directors who discuss the compensation of the executive officers of the Company.

AUDIT COMMITTEE REPORT

The Board of Directors serves as the Audit Committee. None of the members of the Board are considered independent as defined under the applicable Nasdaq listing standards and the Securities and Exchange Commission ("SEC") rules currently in effect, except for Mr. Savard. As noted above, Mr. Savard has decided not to seek re-election. The Board of Directors has not adopted an audit committee charter.

The Audit Committee hereby submits the following report:

         o We have reviewed and discussed with management the Company's audited consolidated financial statements as of, and for, the year ended May 31, 2007.

         o We have discussed with the independent auditors, Ernst & Young, LLP, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, PROFESSIONAL STANDARDS, Vol. 1. AU Section 380), as may be modified or supplemented.

         o We have received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES), as may be modified or supplemented, and have discussed with the independent auditors the auditors' independence.

Based on the review and discussions referred to above, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K (as amended) for the fiscal year ended May 31, 2007.

This report furnished by the Board of Directors serving as the Audit Committee:
Alan P. Lindsay, Dr. I. Mark Landy, Patrick A. McGowan, Daniel Savard.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires our executive officers and directors to file reports of ownership and changes in ownership of our common stock with the SEC. Directors and executive officers are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3, 4 and 5 delivered to us as filed with the SEC, we believe that our executive officers and directors and persons who own more than 10% of our common stock timely filed all required reports pursuant to Section 16(a) of the Exchange Act.

                                OTHER INFORMATION

                            PROPOSALS OF SHAREHOLDERS

To be considered for inclusion in the Company's Proxy Statement and form of proxy for next year's Annual Meeting, shareholder proposals must be delivered to the Company's Secretary, Unit 1, 8765 Ash Street, Vancouver, British Columbia V6P 6T3, no later than 5:00 p.m. on November 17, 2008. However, if the date of next year's annual meeting is set more than 30 days from the date of this year's meeting, the notice must be received by the Secretary in a reasonable time before we mail our proxy statement. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on November 17, 2008, and advises shareholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on November 17, 2008.

Notices of intention to present proposal at the 2009 Annual Meeting should be addressed to the Company, Unit 1, 8765 Ash Street, Vancouver, British Columbia V6P 6T3, Attention: Patrick McGowan, Secretary. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                       WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that the Company files at the Commission's public reference room at 100 F Street, N.E., Washington, D.C., 20549. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. The Commission also maintains an Internet World Wide Web site at "http://www.sec.gov" at which reports, proxies and information statements and other information regarding the Company are available.

                                  OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your stock be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.


FOR THE BOARD OF DIRECTORS

Patrick McGowan
Secretary

February __, 2008

                                                                      APPENDIX A

                             MIV THERAPEUTICS, INC.,
                              A NEVADA CORPORATION

                           2008 EQUITY INCENTIVE PLAN


1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company and its Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Incentive and Nonqualified Stock Options ("Options"), Stock ("Restricted Stock" or "Unrestricted Stock") and Stock Appreciation Rights ("SARs"). This Plan is not intended to replace any current plan of, or awards issued by, the Company, nor will it limit the ability of the Company to create additional or new plans, or to issue additional or new awards. Capitalized terms not defined in the text are defined in Section 30.

2. ADOPTION AND SHAREHOLDER APPROVAL. This Plan will be approved by the Stockholders of the Company, consistent with applicable laws, after the date this Plan is approved by the Board. No Award will be granted after termination of this Plan but all Awards granted prior to termination will remain in effect in accordance with their terms. The effective date of this Plan will be the date of approval by the Board subject to approval of the Stockholders within twelve
(12) months of such adoption (the "Effective Date"). So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.

3. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.

4. SHARES SUBJECT TO THIS PLAN.

         4.1. Number of Shares Available. Subject to Section 4.2, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be fifteen million (15,000,000) (the "Maximum Number"). Not more than the Maximum Number of shares of Stock will be granted in the form of Incentive Stock Options.

         Stock issued under the Plan will be drawn from authorized and unissued Stock now held or subsequently acquired by the Company.

         Outstanding stock of the Company will, for the purposes of such calculation, include the number of shares of Stock into which other securities or instruments issued by the Company are currently convertible (e.g., convertible preferred stock, convertible debentures, or warrants for common stock), but not outstanding Options to acquire Stock.

                  4.1.1. Future Awards. Subject to Section 4.2 and to the fullest extent permissible under Rule 16b-3 under the Exchange Act and Section 422 of the Code and any other applicable laws, rules and regulations, (i) if an Award is canceled, terminates, expires, is forfeited or lapses for any reason without having been exercised or settled, any shares of Stock subject to the Award will be added back into the Maximum Number and will again be available for the grant of an Award under the Plan and (ii) and the number of shares of Stock withheld to satisfy a Participant's minimum tax withholding obligations will be added back into the Maximum Number and will be available for the grant of an Award under the Plan. Also, only the net numbers of Shares that are issued pursuant to the exercise of an Award will be counted against the Maximum Number.

         However, in the event that prior to the Award's cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of "beneficial ownership" pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award will not again be made available for regrant under the Plan.

                  4.1.2. Acquired Company Awards. Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of an Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions will be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards will be deemed to be Participants.

                  4.1.3. Reserve of Shares. At all times, the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan. The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; Shares purchased under the Plan and forfeited back to the Plan; Shares surrendered in payment of the exercise price of an option; or Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Option. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

                           i. Grants. The grant of an Award will reduce the
Shares available for grant under the Plan by the number of Shares subject to such Award.

                           ii. Outstanding. While an Award is outstanding, it
will be counted against the authorized pool of Shares regardless of its vested status.

         4.2. Adjustments. Should any change be made to the Stock of the Company by reason of any stock split (including reverse stock split), stock dividend, recapitalization, combination of stock, exchange of stock or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, the Administrator will make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Award will always be a whole number and the Administrator will make such adjustments as are necessary to insure Awards of whole Shares.

         4.3. Limitations on Awards. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 4.2), the Maximum Number of Shares of Stock with respect to one or more Options and/or SARs that may be granted during any one fiscal year under the Plan to any one Participant will be nine million (9,000,000). Determinations under the preceding sentence will be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder. The provisions of this Section will not apply in any circumstance with respect to which the Administrator determines that compliance with Section 162(m) of the Code is not necessary.

         4.4. No Repricing. Absent stockholder approval, neither the Administrator nor the Board will have any authority, with or without the consent of the affected holders of Awards, to "reprice" an Award in the event of a decline in the price of Shares after the date of their initial grant either by reducing the exercise price from the original exercise price or through cancellation of outstanding Awards in connection with regranting of Awards at a lower price to the same individual. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.

         4.5. No Reloading. No Option or SAR will provide for the automatic grant of replacement or reload Options or SARs upon the Participant exercising the Option or SAR and paying the Exercise Price by tendering Shares of Stock, net exercise or otherwise. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.

5. ADMINISTRATION OF THIS PLAN.

         5.1. Authority. Authority to control and manage the operation and administration of this Plan will be vested in a committee consisting of two (2) or more independent members of the Board (the "Committee"). It is intended that the directors appointed to serve on the Committee will be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and "outside directors" (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief sought by the Company, Section 162(m) of the Code, respectively, are applicable. However, the mere fact that a Committee member will fail to qualify under either of the foregoing requirements will not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. Members of the Committee may be appointed from time to time by, and will serve at the pleasure of, the Board. As used herein, the term "Administrator" means the Committee.

         5.2. Interpretation. Subject to the express provisions of this Plan, the Administrator will have the exclusive power, authority and discretion to:

              (1) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan;

              (2) select Participants;

              (3) determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the Exercise Price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Administrator in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations. Determinations made by the Administrator under this Plan need not be uniform but may be made on a Participant-by-Participant basis;

              (4) determine the number of Shares or other consideration subject to Awards;

              (5) determine whether Awards will be subject to a condition, or grant a right, that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an incentive stock option under applicable regulations;

              (6) prescribe the form of each Award Agreement, which need not be identical for each Participant;

              (7) further define the terms used in this Plan;

              (8) correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;

              (9) provide for rights of refusal and/or repurchase rights;

              (10) amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Participant so consents;

              (11) prescribe, amend and rescind rules and regulations\ relating to the administration of this Plan; and

              (12) make all other determinations necessary or advisable for the administration of this Plan.

         5.3 Foreign Employees and Awards in Foreign Countries. The Administrator may grant Awards to Eligible Persons who are foreign nationals, who are employed by the Company or any Affiliate and are located outside the United States of America or who are not compensated from a payroll maintained in the United States of America, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States of America. Without limiting in any way the generality of the Administrator's powers under this Plan, including but not limited to the power to specify any terms and conditions of an Award consistent with law, in order to comply with the laws in other countries in which the Company or an Affiliate operates or has Employees, the Administrator, in its sole discretion, will have the power and authority, notwithstanding any provision of the Plan to the contrary, to: (i) determine which Affiliates will be covered by the Plan; and (ii) determine which Employees outside the Unites States are eligible to participant in the Plan. In order to conform with the provisions of local laws and regulations in foreign countries in which the Company may operate, the Administrator will have the sole discretion:

         (i) to modify on such terms and conditions (whether different and/or special) the Awards granted under this Plan to Eligible Persons located outside the United States as may, in the judgment of the Administrator, be necessary or desirable to accommodate differences in local law, regulation, tax policy or custom;


         (ii) to adopt such modifications, amendments, restatements, supplements or alternative versions of this Plan, or adopt such procedures, or adopt sub-plans, as may, in the judgment of the Administrator, be necessary or desirable to accommodate differences in local law, regulation, tax policy or custom, without thereby affecting the terms of this Plan, as then in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such modifications, amendments, restatements, supplements, alternative versions, procedures or sub-plans will include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on death, Disability or Retirement or on termination of employment; available methods of exercise or settlement of an Award; payment of income, social insurance contributions and payroll taxes; the withholding procedures and handling of any stock certificates or other indicia of ownership;

         (iii) to take any action before or after an Award is granted which it deems advisable to comply with or otherwise reflect any necessary governmental regulatory procedures, or to obtain any exemptions or approvals necessary with respect to this Plan or any sub-plan established hereunder; and

         (iv) to develop and implement rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws and accommodating the specific requirements of local laws and procedures, including but not limited to the adoption of rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements.

         5.4. Decisions Binding. Any decision or action of the Administrator in connection with this Plan or Awards granted or Stock purchased under this Plan will be final and binding. The Administrator will not be liable for any decision, action or omission respecting this Plan, or any Awards granted or Stock sold under this Plan.

         5.5 Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee will be liable for any action or omission of any other member of the Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct, gross negligence, or bad faith and without reasonable belief that it was in the best interests of the Company, arising out of or related to this Plan. The Company will pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Committee arising with respect to this Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding, provided, the Committee member was acting in good faith, within what such Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section will apply to the estate, executor, administrator, heirs, legatees or devisees of a Committee member, and the term "person" as used on this section will include the estate, executor, administrator, heirs, legatees, or devisees of such person.

6. GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

         6.1. Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator will determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option. The Shares underlying a grant of an Option may be in the form of Restricted Stock or Unrestricted Stock.

         Further, subject to the express provisions of this Plan, the Administrator will specify the grant date (the "Grant Date"), the number of Shares covered by the Option, the Exercise Price and the terms and conditions for exercise of the Options. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Award Agreement in the form approved by the Administrator.

         The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

         6.2. General Terms and Conditions. Except as otherwise provided herein, the Options will be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

                  6.2.1. Exercise of Option. The Administrator may determine in its discretion whether any Option will be subject to vesting and the terms and conditions of any such vesting. The Award Agreement will contain any such vesting schedule.

                  6.2.2. Option Term. Each Option and all rights or obligations thereunder will expire on such date as will be determined by the Administrator, but not later than ten (10) years after the Grant Date (five (5) years in the case of an Incentive Stock Option when the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company ("Ten Percent Stockholder")), and will be subject to earlier termination as hereinafter provided.

                  6.2.3. Exercise Price. The Exercise Price of any Option will be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased will be made in accordance with Section 10 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-Qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date.

                  6.2.4. Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                  6.2.5. Transferability of Options. Except as otherwise provided below for Non-Qualified Stock Options, no Option will be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant only the Participant, his guardian or legal representative may exercise an Option, except that Non-Qualified Stock Options may be transferred to a Participant's former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.

                  At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse

(whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion will be the same as those in effect for the Option immediately prior to such assignment and will be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to the Company of a written stock option assignment request in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.

                  6.2.6. Beneficiaries. Notwithstanding Section 6.2.5, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Option upon the Participant's death. If no beneficiary has been designated or survives the Participant, payment will be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time, provided the change or revocation is filed with the Administrator.

                  6.2.7. Exercise After Certain Events.

                         i.   Termination of Employment - Employee/Officer

                              (1) Incentive Stock Options.

                                 (a) Termination of All Services. If for any
reason other than retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant Terminates employment with the Company (including employment as an Officer of the Company), vested Incentive Stock Options held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five
(5) years for a Ten Percent (10%) Stockholder).

                                 (b) Continuation of Services as
Consultant/Advisor. If a Participant granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company, Participant need not exercise the Incentive Stock Option within three (3) months of Termination of employment but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of permanent and total Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). However, if Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option.

                              (2) Non-Qualified Stock Options.

                                 (a) Termination of All Services. If
for any reason other than Retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant terminates employment with the Company (including employment as an Officer of the Company), vested Options held at the date of such Termination may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and
(ii) ten (10) years from the Grant Date).

                                 (b) Continuation of Services as
Consultant/Advisor. If a Participant Terminates employment but continues as a consultant, advisor or in a similar capacity to the Company Participant need not exercise the Option within three (3) months of Termination but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of permanent and total Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

                         ii. Retirement. If a Participant ceases to be an
employee of the Company (including as an officer of the Company) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but will be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if a Participant does not exercise within three
(3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term "Retirement" as used herein means such Termination of employment as will entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of the Company excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

                         iii. Permanent Disability and Death. If a Participant
becomes permanently and totally Disabled while employed by the Company (including as an officer of the Company), or dies while employed by the Company (including as an Officer of the Company) or death occurs three (3) months thereafter, vested Options then held may be exercised by the Participant, the Participant's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the Termination of employment because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

         6.3. Limitations on Grant of Incentive Stock Options.

                  6.3.1. Threshold. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Participant under any other plan of the Company or any Subsidiary, will not exceed $100,000. For purposes of this Section, all Options in excess of the $100,000 threshold will be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options. For this purpose, Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the date the Option with respect to such Shares is granted.

                  6.3.2. Compliance with Section 422 of the Code. There will be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

                  6.3.3. Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Subsidiary of the Company.

7. RESTRICTED STOCK AWARDS.

         7.1. Grant of Restricted Stock Awards. Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Person in such amounts and subject to such terms and conditions as may be selected by the Administrator (a "Restricted Stock Award"). All Restricted Stock Awards will be evidenced by an Award Agreement.

         7.2. Issue Date and Vesting Date. At the time of the grant of Restricted Stock, the Administrator will establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such Shares. The Administrator may divide such Restricted Stock into classes and assign a different Issue Date and/or Vesting Date for each class. If the Participant is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock will be issued in accordance with the provisions of Section 7.6. Provided that all conditions to the vesting of a share of Restricted Stock imposed hereto are satisfied, such share will vest and the restrictions will cease to apply to such share.

         7.3. Conditions to Vesting. Restricted Stock will be subject to such restrictions on or conditions to vesting as the Administrator may impose (including, without limitation, as a condition to the vesting of any class or classes of Restricted Stock, that the Participant or the Company achieves such performance goals as the Administrator may specify as provided for in this Plan, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, time-based, or upon the satisfaction of performance goals as provided for in this Plan, as the Administrator determines at the time of the grant of the Award or thereafter.

         7.4. Voting and Dividends. Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of Restricted Stock will have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock. The Administrator may require that any dividends paid on Restricted Stock will be held in escrow until all restrictions on such Restricted Stock have lapsed and/or the Administrator may provide that any dividends paid on Restricted Stock must be reinvested in Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Participant with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction will be subject to the restrictions applicable to the original Award.


         7.5. Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon failure to affirmatively accept the grant of a Restricted Stock Award by execution of a Restricted Stock Award Agreement, termination of employment during the applicable restriction period, failure to satisfy the restriction period or failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions will immediately be forfeited and returned to the Company; provided, however, that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock. The Company also will have the right to require the return of all dividends paid on such stock, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

         7.6. Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator will determine. The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company will hold such certificates for the Participant's benefit pursuant to the provisions of this Plan until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse) or (ii) such certificates will be delivered to the Participant, provided, however, that such certificates will bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.

         7.7. Restrictions on Transfer Prior to Vesting. Unless otherwise provided, prior to the vesting of Restricted Stock, Restricted Stock Awards, granted under this Plan, and any rights and interests therein, including the Restricted Stock itself, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant, a Restricted Stock Award and any rights and interests therein, will be exercisable only by the Participant, and any election with respect thereto may be made only by the Participant. Any attempt to transfer a Restricted Stock Award or any rights and interests therein including the Restricted Stock itself, will be void and unless the Administrator determines in its sole and absolute discretion that the attempt was inadvertent or unintentional, such Award, including the Restricted Stock itself and any rights and interests therein, will be forfeited by the Participant.

         7.8. Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms of the Plan and the applicable Award Agreement, the restrictions as provided by the Administrator will cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests, the Company will cause to be delivered to the Participant to whom such Restricted Stock was granted, a certificate evidencing such share, free of the legend referenced with respect to such restriction. Notwithstanding the foregoing, such share still may be subject to restrictions on transfer as a result of applicable securities laws or otherwise pursuant to this Plan.

8. UNRESTRICTED STOCK AWARDS. The Administrator may, in its sole discretion, award Unrestricted Stock to any Participant as a Stock Bonus or otherwise pursuant to which such Participant may receive Stock free of restrictions or limitations that would otherwise be applied under Section 7 of this Plan.

9.       STOCK APPRECIATION RIGHTS.

         9.1. Awards of SARs. A SAR is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with this Plan. A SAR will be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A SAR may vary from Participant to Participant and between groups of Participants, and may be based upon performance objectives as provided for in this Plan.

         9.2. Exercise Price. The exercise price per share of an SAR will be determined by the Administrator at the time of grant, but will in no event be less than the Fair Market Value of a share of Company Stock on the date of grant.

         9.3. Term. The term of a SAR will be set forth in the Award Agreement as determined by the Administrator.

         9.4. Exercise. A Participant desiring to exercise a SAR will give written notice of such exercise to the Company no less than one nor more than ten business days in advance of the effective date of the proposed exercise. Such notice will specify the number of Shares with respect to which the SAR is being exercised, and the proposed effective date of the proposed exercise, which notice will state the proportion of Shares and cash that the Participant desires to receive pursuant to the SAR exercised, subject to the discretion of the Administrator, and will be signed by the Participant. Upon receipt of the notice from the Participant, subject to the Administrator's election to pay cash as provided below, the Company will deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 9.5. The later of the date the Company receives written notice of such exercise or the proposed effective date set forth in the written notice hereunder is referred to in this Section as the "exercise date."

         9.5. Number of Shares or Amount of Cash. Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares that may be issued pursuant to the exercise of a SAR will be determined by dividing: (i) the total number of Shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a Share on the date of grant of the SAR, by (ii) the Fair Market Value of a Share on the exercise date; provided, however, that fractional Shares will not be issued and in lieu thereof, a cash adjustment will be paid. In lieu of issuing Shares upon the exercise of a SAR, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.

         9.6. Effect of Exercise. A partial exercise of an SAR will not affect the right to exercise the remaining SAR from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining stock subject to the SAR.

         9.7. Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon failure to affirmatively accept the grant of a SAR by execution of an Award Agreement, or an event of forfeiture pursuant to the Award Agreement including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination will automatically expire, and all of the rights, title and interest of the Participant thereunder will be forfeited in their entirety; provided, however that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to the SAR will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the SAR.

         9.8. Effect of Termination of Employment. Notwithstanding the foregoing, the provisions set forth in Section 6.2.7 with respect to the exercise of Options following termination of employment will apply as well to such exercise of SARs.

         9.9. Transferability. During the lifetime of a Participant each SAR granted to a Participant will be exercisable only by the Participant and no SAR will be assignable or transferable otherwise than by will or by the laws of descent and distribution. In no event may a SAR be transferred for consideration. Notwithstanding the foregoing, to the extent permissible, SARs may be transferred to a Participant's former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.

10. PAYMENT FOR SHARE PURCHASES.

         10.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the sole discretion of the Administrator and where permitted by law as follows:

                  10.1.1. Cancellation of Indebtedness. By cancellation of indebtedness of the Company to the Participant.

                  10.1.2. Surrender of Shares. By surrender of Stock of the Company that have been owned by the Participant for more than six (6) months or lesser period if the surrender of Shares is otherwise exempt from Section 16 of the Exchange Act and, if such stock was purchased from the Company by use of a promissory note, such note has been fully paid with respect to such stock.

                  10.1.3. Deemed Net-Stock Exercise. By forfeiture of Shares equal to the value of the exercise price pursuant to a "deemed net-stock exercise" by requiring the Participant to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

                       (c-d)
                  a=bx (---)
                       ( c)
where:

a =   net Shares to be issued to Participant

b =   number of Awards being exercised

c =   Fair Market Value of a Share

d =   Exercise price of the Awards

                  10.1.4. Broker-Assisted. By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

                  10.1.5 Combination of Methods. By any combination of the foregoing methods of payment or any other consideration or method of payment as will be permitted by applicable corporate law.

11. WITHHOLDING TAXES.

         11.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a "deemed net-stock exercise," the Company may require the Participant to remit to the Company by cash, or check payable to the Company an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the Company will have the authority and right to deduct or withhold an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements, with respect to such transactions. Any such payment must be made, or any such withholding may be made, promptly when the amount of such obligation becomes determinable.

         11.2. Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes. The Administrator may exercise its discretion, by (i) directing the Company to apply Stock to which the Participant is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares of Stock owned by the Participant for more than six (6) months, unless the delivery of the Shares is otherwise exempt from Section 16 of the Exchange Act. A Participant who has made an election pursuant to this Section 11.2 may satisfy his or her withholding obligation only with Stock that is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Stock so applied or delivered for the withholding obligation will be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

12. PROVISIONS APPLICABLE TO AWARDS.

         12.1. Acceleration. The Administrator may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Award granted under the Plan becomes exercisable, (ii) waive or amend the operation of Plan provisions respecting exercise after termination of service or otherwise adjust any of the terms of such Award and (iii) accelerate the Vesting Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or otherwise adjust any of the terms applicable to such share.

         12.2. Compliance with Section 162(m) of the Code. Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers will comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.

         12.3. Performance Goals. In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Participant that is or is expected to become a Covered Employee will be determined solely on the basis of (a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's stock price, (c) the Company's total stockholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above, and will be subject to any additional limitations set forth in Section 162(m) of the Code

(including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan will be deemed amended to the extent deemed necessary by the Administrator to conform to such requirements. If an Award is made on such basis, the Administrator will establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder but not later than ninety (90) days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals will be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.

         In addition, to the extent that Section 409A is applicable, (i) performance-based compensation will also be contingent on the satisfaction of preestablished organizational or individual performance criteria relating to a performance period of at least twelve (12) consecutive months in which the Eligible Participant performs services and (ii) performance goals will be established not later than ninety (90) days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.

         12.4. Compliance with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement will be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate.

         12.5. Section 280G of the Code. Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G of the Code), all such payments will be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

         12.6. Cancellation of Awards. In the event a Participant's Continuous Services has been terminated for "Cause", he or she will immediately forfeit all rights to any and all Awards outstanding. The determination by the Board that termination was for Cause will be final and conclusive. In making its determination, the Board will give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant's behalf. Should any provision to this Section be held to be invalid or illegal, such illegality will not invalidate the whole of this Section, but rather this Plan will be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties will be construed and enforced accordingly.

13. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Company will issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

14. RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Participant not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase at the Shares Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions will be set forth in the Award Agreement evidencing the Award.

15. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

16. ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve.

17. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

         17.1. Compliance With Applicable Laws. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any applicable federal, state or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such Shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award will bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

         17.2. Rule 16b-3 Exemption. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Awards granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it will be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and will not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board or the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

18. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant's employment or other relationship at any time, with or without cause.

19. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Awards will not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise.

20. DISSOLUTION, LIQUIDATION, MERGER.

         20.1. Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash or stock, or combination thereof, as determined by the Board, to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the Exercise Price of the Award or negotiate to have such option assumed by the surviving corporation and in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised, provided however, that the Change of Control in Section 21 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined. The exercise or vesting of any Award that was permissible solely by reason of this section and the applicable Award Agreement will be conditioned upon the consummation of the applicable event. Upon consummation of such dissolution, liquidation, merger, consolidation, combination, reorganization or sale of substantially all of the assets, any outstanding but unexercised Options and SARs not otherwise canceled, assumed or substituted as provided for above, will terminate.

         20.2. Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation ("Survivor Event"), the Board, as it was comprised before the Survivor Event, will determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Board will determine, in its sole and absolute discretion, when the Company will be deemed to survive for purposes of this Plan.

21. CHANGE OF CONTROL. The Administrator will have the authority, in its absolute discretion exercisable either in advance of any actual or anticipated "change of control" in the Company, to fully vest all outstanding Awards. A "change of control" will mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 25% or more of the Company's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 25% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, (iv) any acquiring party initiates proceedings that result in the majority of the Company's Directors being replaced, or (v) all or substantially all of the Company's assets are sold or transferred.

22. DEFERRAL OF AWARDS. The Administrator may permit or require the deferral of payment or settlement of any Stock Award subject to such rules and procedures as it may establish. Payment or settlement of Options or SARs may not be deferred unless such deferral would not cause the provisions of Section 409A of the Code to be violated.

23. NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE. If any Participant will, in connection with the acquisition of Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant will notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

24. TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason; provided, however, that stockholder approval will be required for the following types of amendments to this Plan: (i) any increase in the Maximum Number of Shares, or the maximum number of Shares available as incentive stock options, issuable under the Plan except for a proportional increase in the Maximum Number or maximum number of Shares available as incentive stock options, as a result of stock split or stock dividend or (ii) a change in the class of Employees entitled to be granted Incentive Stock Options. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Stockholders even if such approval is not expressly required by this Plan or by law. No Awards will be made after the termination of the Plan. At any time and from time to time, the Administrator may amend or modify any outstanding Award or Award Agreement without approval of the Participant; provided, however, that no amendment or modification of any Award will adversely affect any outstanding Award without the written consent of the Participant; provided further, however, that the original term of any Award may not be extended unless it would not cause the provisions of Section 409A to be violated. No termination, amendment, or modification of the Plan will adversely affect any Award previously granted under the Plan, without the written consent of the Participant. Notwithstanding any provision herein to the contrary, the Administrator will have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Participant to the extent necessary or desirable (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations, or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.

25. TRANSFERS UPON DEATH; NONASSIGNABILITY. Upon the death of a Participant outstanding Awards granted to such Participant including Options, Stock and SARs may be transferred and exercised only by the executor or administrator of the Participant's estate or by a person who will have acquired the right to such exercise by will or by the laws of descent and distribution in accordance with and as provided for in this Plan. No transfer of an Award by will or the laws of descent and distribution will be effective to bind the Company unless the Company will have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Administrator may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award. Except as otherwise provided, no Award or interest in it may be transferred, assigned, pledged or hypothecated by the Participant, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

26. FAILURE TO COMPLY. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Administrator, will be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.

27. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Stock thereunder will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The inability of the Company or an Affiliate to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's or the Affiliate's counsel to be necessary to the lawful issuance and sale of any Stock hereunder, will relieve the Company or Affiliate of any liability in respect of the failure to issue or sell such Stock as to which such requisite authority will not have been obtained.

28. GOVERNING LAW. Except to the extent preempted by any applicable federal law, this Plan and the rights of all persons under this Plan will be construed in accordance with and under applicable provisions of the laws of the State of Nevada, excluding any conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

29. MISCELLANEOUS. Except as specifically provided in a retirement or other benefit plan of the company or a related entity, Awards will not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a related entity, and will not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. This Plan is not a "retirement plan" or "welfare plan" under the Employee Retirement Income Security Act of 1974, as amended.

30. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

"Administrator" means the Committee appointed by the Board to administer this Plan or if there is no such Committee, the Board itself.

"Affiliate" will have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act, with reference to the Company, and will also include any corporation, partnership, joint venture, limited liability company, or other entity in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of such corporation or of the capital interest or profits interest of such partnership or other entity.

"Award" means, individually and collectively, any award under this Plan, including any Option, Restricted Stock Award, Unrestricted Stock Award or SAR.

"Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

"Board" means the Board of Directors of the Company.

"Cause" means termination of employment of a Participant for cause under the Company's generally applicable policies and procedures or, in the case of a non-employee director of the Company, for circumstances which would constitute cause if such policies and procedures were applicable.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means the Committee appointed by the Board to administer this Plan.

"Company" means MIV Therapeutics, Inc., a Nevada corporation, or any successor corporation, and its Subsidiary as the context so warrants.


"Continuous Service" means that the provision of services to the Company or a Subsidiary in any capacity of employee, director or consultant that is not interrupted or terminated. Continuous Service will not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Subsidiary, or any successor, in any capacity of employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of employee, director or consultant (except as otherwise provided in the Award Agreement). An approved leave of absence will include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave as determined by the Administrator. For purposes of incentive stock options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

"Covered Employee" means a covered employee as defined in Section 162(m)(3) of the Code, provided that no employee will be a Covered Employee until the deduction limitations of Section 162(m) of the Code are applicable to the Company and any reliance period under Treasury Regulation Section 1.162-27(f) has expired.

"Disability" or "Disabled" means a disability covered under a long-term disability plan of the Company applicable to a Participant. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition. Notwithstanding the above, (i) with respect to an Incentive Stock Option, "Disability" or "Disabled" will mean permanent and total disability as defined in Section 22(e)(3) of the Code and
(ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Eligible Participant's Disability, Disability will have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder.
 "Effective Date" has the meaning set forth in Section 2.

"Eligible Person" means any director, officer or employee of the Company or other person who, in the opinion of the Committee, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.

"Employee" means any employee of the Company or an Affiliate. Directors who are not otherwise employed by the Company or an Affiliate will not be considered Employees under this Plan. Individuals described in the first sentence of this definition who are foreign nationals or are employed outside of the United States, or both, are Employees and may be granted Awards on the terms and conditions set forth in this Plan, or on such other terms and conditions as may, in the judgment of the Administrator be necessary or desirable to further the purposes of this Plan.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

"Exercise Agreement" has the meaning set forth in Section 6.2.4.

"Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

"Fair Market Value" means on the date in question:

(i) Listed Stock. If the Stock is traded on any established stock exchange or quoted on a national market system (Nasdaq National Market System or another Nasdaq automated quotation system), the closing sales price for the Stock as quoted on that stock exchange or system for the date the value is to be determined (the "Value Date"). If no sales are reported as having occurred on the Value Date, fair market value will be that closing sales price for the last preceding trading day on which sales of Stock are reported as having occurred. If no sales are reported as having occurred during the five (5) trading days before the Value Date, fair market value will be the closing sales price for the first sale following the grant date and if no sale follows the grant date for five (5) trading days then the fair market value will be the closing bid for Stock on the Value Date or the trading date preceding the Value Date. If Stock is listed on multiple exchanges or systems, fair market value will be based on sales or bids on the primary exchange or system on which Stock is traded or quoted.

(ii) Stock Quoted by Securities Dealer. If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value will be the closing bid for Stock on the Value Date or the trading date preceding the Value Date. If no prices are quoted for the Value Date or the trading date preceding the Value Date, fair market value will be the arithmetic mean between the high bid and low asked prices on the Value Date or the trading day preceding the Value Date. Otherwise, fair market value will be determined using any other reasonable method using actual transactions in such Stock as reported by such market.

(iii) No Established Market. If the Stock is not traded on any established stock exchange or quoted on a national market system and is not quoted by a recognized securities dealer, the Administrator will determine fair market value based upon a reasonable application of a reasonable valuation method.

"Incentive Stock Option" means an Option within the meaning of Section 422 of the Code.

"Issue Date" means the date established by the Administrator on which stock certificates representing Stock will be issued by the Company pursuant to the terms of this Plan.

"Named Executive Officer" means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined in the regulations promulgated under Section 162(m) of the Code, or any successor statute.

"Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option.

"Officer" means an officer of the Company and an officer who is subject to
Section 16 of the Exchange Act.

"Option" means an award of an option to purchase Shares pursuant to Section 6.

"Optionee" means the holder of an Option.

"Participant" means a person who receives an Award under this Plan.

"Plan" means this MIV Therapeutics, Inc. 2008 Equity Incentive Plan, as amended from time to time.

"Restricted Stock Award" means an award of Shares pursuant to Section 7.

"Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

"SAR" means a stock appreciation right entitling the Participant Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Stock of the Company as provided for in Section 9.

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended from time to time.

"Stock" means the Common Stock, $.001 par value, of the Company, and any successor entity.

"Stock Award" means an Award of Restricted Stock or Unrestricted Stock.

"Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Reference in this Plan to Affiliate will include any and all Subsidiaries, but reference in this Plan to Subsidiary does not include any Affiliate who does not meet this definition of Subsidiary.

"Ten Percent Stockholder" has the meaning set forth in Section 6.2.2.

"Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not exceeding three (3) months, or if longer, so long as reemployment with the Company granting the option or the corporation assuming or substituting an option under Section 1.424-1(a) upon the expiration of such leave is guaranteed by contract or statute.

"Unrestricted Stock Award" means an award of Shares pursuant to Section 8.

"Vesting Date" means the date established by the Administrator on which a share of Restricted Stock may vest.

PROXY                                                                     PROXY

                             MIV THERAPEUTICS, INC.
                             UNIT 1, 8765 ASH STREET
                             VANCOUVER, BC, V6P 6T3
                            TELEPHONE (604) 301-9545

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Patrick McGowan and Alan Lindsay as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of MIV Therapeutics, Inc. held of record by the undersigned as of February 15, 2008, at the Annual Meeting of Stockholders to be held at the principal executive offices of the Company at Unit 1, 8765 Ash Street, Vancouver, BC, V6P 6T3 at 10:00 a.m., local time, on April 14, 2008, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]


1. Election of Directors to serve until the Annual Meeting of Stockholders for the fiscal year 2009.

Nominees

Alan P. Lindsay               [  ]    FOR         [  ]    WITHHOLD AUTHORITY
Dr. I Mark Landy              [  ]    FOR         [  ]    WITHHOLD AUTHORITY
Patrick A. McGowan            [  ]    FOR         [  ]    WITHHOLD AUTHORITY


2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered accounting firm for the fiscal year ending May 31, 2008.

                              [  ]     FOR    [  ]     AGAINST   [  ]    ABSTAIN

3. To approve the Amendment to the Articles of Incorporation, as amended, to increase the authorized capital stock of the Company.

                              [  ]     FOR    [  ]     AGAINST   [  ]    ABSTAIN


4.       To approve the adoption of the 2008 Equity Incentive Plan.

                              [  ]     FOR    [  ]     AGAINST   [  ]    ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES IN PROPOSAL ONE AND "FOR" PROPOSALS TWO THROUGH FOUR.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.


Dated: ____________________, 200__


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NAME OF REGISTERED STOCKHOLDER

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SIGNATURE

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PRINT NAME OF SIGNATORY

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PRINT TITLE



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NAME OF REGISTERED STOCKHOLDER

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SIGNATURE

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PRINT NAME OF SIGNATORY

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PRINT TITLE

                                  COMMON STOCK

Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.